Exhibit 32.1

             CERTIFICATION OF PRINCIPAL EXECUTIVE, ACCOUNTING AND
             FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the Quarterly Report of New Pacific Ventures, Inc. (the "Company") on Form 10-QSB for the period ended April 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Brent Petterson, Secretary/Treasurer of the Company, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Brent Petterson
-------------------
Brent Petterson
Secretary/Treasurer/Director

June 11, 2004